INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

Filed by the Registrant X
Filed by a Party other than the Registrant /_/
Check the appropriate box:
X   Preliminary Proxy Statement
_   Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
_   Definitive Proxy Statement
_   Definitive Additional Materials
_   Soliciting Material Pursuant to ss.240.14a-12

                                 IMAGING3, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_   No fee required.
_   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

_   Fee paid previously with preliminary materials.
_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                                 IMAGING3, INC.
                             3200 W. VALHALLA DRIVE
                            BURBANK, CALIFORNIA 91505



                                DECEMBER 10, 2008


Dear Shareholder:

         The Board of Directors of Imaging3, Inc. (the "Company") has approved an amendment to the Company's Articles of Incorporation in order to increase the number of authorized shares of common stock from 500,000,000 to 750,000,000, par value $0.001 per share, and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share. The Board of Directors is also recommending an amendment to the Company's Bylaws to increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7).

         The Board's action to amend the Articles of Incorporation and the amendment to the Company's Bylaws are subject to the approval of the Company's shareholders.

         The Board of Directors considers the increase in authorized shares desirable to provide maximum flexibility with respect to the Company's ability to augment its capital in the near future, and to provide greater flexibility for declaration of stock dividends and for other proper corporate purposes in the long term. The Board of Directors believes that increasing the size of the Company's Board of Directors is necessary to allow the Company to add additional advisors to the Board of Directors, including advisors who are independent as defined in Rule 4200 of Financial Industry Regulatory Authority's listing standards. We urge you to read the accompanying written consent solicitation carefully, as it contains a detailed explanation of the proposed amendment and the reasons for the proposed amendments. The Board of Directors believes the proposed amendments are in the best interest of the Company and its shareholders.


         Please complete, date and sign the enclosed written consent solicitation and return it promptly in the enclosed envelope on or before January 14, 2009 to ensure that your vote is counted with respect to the proposed amendments to the Company's Articles of Incorporation and Bylaws.


                                 Sincerely,


                                 /s/ Dean Janes

                                 Dean Janes, Chief Executive Officer
                                 and Chairman of the Board

                                 IMAGING3, INC.
                             3200 W. VALHALLA DRIVE
                            BURBANK, CALIFORNIA 91505

                                DECEMBER 10, 2008

                         CONSENT SOLICITATION STATEMENT

         This Consent Statement is being furnished in connection with the solicitation of written consents of the shareholders of Imaging3, Inc. (the "Company," "we," "us" and "our") to amend our Articles of Incorporation and Bylaws. The proposed amendment to our Articles of Incorporation (the "Articles Amendment") would increase the number of shares of our authorized common stock from 500,000,000 to 750,000,000 shares, par value $0.001 per share, and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share as discussed further herein. The proposed amendment to our Bylaws would increase the size of our Board of Directors from two (2) to a range of five (5) to nine
(9), with the exact number of directors to be seven (7).

         We intend to mail this Consent Solicitation Statement and the accompanying consent card on or about December 24, 2008 to the holders of record of our common stock as of the close of business on October 31, 2008. This date is referred to as the "record date." Written consents of shareholders representing a majority of the voting power of our common stock on the record date are required to approve the Amendment.


GENERAL

         The Board of Directors has elected to obtain shareholder approval of the Articles Amendment and Bylaws Amendment by written consent, rather than by calling a special meeting of shareholders. Written consents are being solicited from all of our shareholders pursuant to Section 603 of the Corporations Code and Section 10 of Article II of our Bylaws.

RECEIPT OF CONSENTS

         We must receive your written consent by 5:00 p.m., Pacific Time, on January 14, 2009 (unless extended by us) (the "Approval Date") to be counted in the vote on the Amendment.

         Shareholders who wish to vote "YES" for the Articles Amendment and Bylaws Amendment (collectively, the "Amendment") should complete, sign and date the accompanying written consent card and return it to us in the enclosed postage prepaid envelope as soon as possible.

         A written consent card returned by a shareholder will be counted "consent to," "does not consent to" or "abstain" with respect to the Amendment, as indicated on the consent card, with respect to all shares shown on the books of the Company as of the record date as being owned by such shareholder. ANY SHAREHOLDER WHO SIGNS AND RETURNS THE WRITTEN CONSENT CARD BUT WHO DOES NOT INDICATE A CHOICE THEREON WILL BE DEEMED TO HAVE CONSENTED TO THE APPROVAL OF THE AMENDMENT. Shareholder approval will be effective upon receipt by us of affirmative written consents representing a majority of the Company's outstanding shares, but in no event prior to January 14, 2009.


WHO MAY VOTE

         Only shareholders of record as of the record date of October 31, 2008 may vote. You are entitled to one vote for each share of the Company's common stock you held on the record date.

         There were 248,924,052 shares of the Company's common stock issued and outstanding on the record date. The Company has no other class of capital stock outstanding. Consent may be given by any person in whose name shares stand on the books of the Company as of the record date, or by his or her duly authorized agent.

         IF YOU HOLD YOUR STOCK IN "STREET NAME" AND YOU FAIL TO INSTRUCT YOUR BROKER OR NOMINEE AS TO HOW TO VOTE YOUR SHARES, YOUR BROKER OR NOMINEE MAY NOT, PURSUANT TO APPLICABLE STOCK EXCHANGE RULES, VOTE YOUR STOCK WITH RESPECT TO THE AMENDMENT.

VOTE REQUIRED

         WE MUST RECEIVE WRITTEN CONSENTS REPRESENTING A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK FOR APPROVAL OF THE AMENDMENT. Accordingly, abstentions from voting will have the effect of a vote "against" the Amendment.

REVOCATION OF CONSENT

         You may withdraw or change your written consent before the solicitation period expires (January 14, 2009). You will need to send a letter to the Company's corporate secretary stating that you are revoking your previous vote.


ABSENCE OF APPRAISAL RIGHTS

         Shareholders who abstain from consenting with respect to the Amendment, or who withhold consent to the Amendment, do not have the right to an appraisal of their shares of common stock or any similar dissenters' rights under applicable law.

EXPENSES OF THIS SOLICITATION

         This solicitation is being made by the Board of Directors of the Company, and we will bear the costs of such solicitation, including preparation, printing and mailing costs. Written consents will be solicited principally through the mails, but our directors, officers and employees may solicit written consents personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these consent solicitation materials to shareholders whose stock in the Company is held of record by such entities, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with this consent solicitation, if management determines it advisable.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1

            AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AMOUNT
                           OF AUTHORIZED COMMON STOCK


         As described in the accompanying CONSENT SOLICITATION STATEMENT, the Company proposes to amend its Articles of Incorporation in order to increase the number of authorized shares of the Company's common stock from 500,000,000 to 750,000,000, par value $0.001 per share (the "Common Stock Articles Amendment").

         The Board of Directors of the Company voted unanimously to implement the Common Stock Articles Amendment because the Board of Directors believes that an increase to the number of authorized shares of the Company's common stock will allow the Company to raise part of the capital necessary for the Company to grow its business in the future.

         The Company is not expected to experience a material tax consequence as a result of the Common Stock Articles Amendment. Increasing the number of authorized shares of the Company's common stock may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company.

POTENTIAL ANTI-TAKEOVER EFFECT

         The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 1 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Approval of the Common Stock Articles Amendment requires the affirmative written consent of shareholders holding at least a majority of the Company's outstanding common stock. The directors and executive officers of the Company, holding an aggregate of 88,539,955 voting shares or 35.4% of our common stock as of October 31, 2008, intend to vote FOR approval of the Amendment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY GIVE THEIR WRITTEN CONSENT IN FAVOR OF THE COMMON STOCK ARTICLES AMENDMENT.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 2

       AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED STOCK


         As described in the accompanying CONSENT SOLICITATION STATEMENT, the Company proposes to amend its Articles of Incorporation in order to authorize 1,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock Articles Amendment").

         The Board of Directors of the Company voted unanimously to implement the Preferred Stock Articles Amendment because the Board of Directors believes that the authorization of shares of preferred stock will allow the Company to raise part of the capital necessary for the Company to grow its business in the future. At this time, however, the Company does not plan to create a series of preferred stock.

         The Company is not expected to experience a material tax consequence as a result of the Preferred Stock Articles Amendment. Authorizing preferred stock may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company.

POTENTIAL ANTI-TAKEOVER EFFECT

         The shares of preferred stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of preferred stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to authorize preferred stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 2 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Approval of the Preferred Stock Articles Amendment requires the affirmative written consent of shareholders holding at least a majority of the Company's outstanding common stock. The directors and executive officers of the Company, holding an aggregate of 88,539,955 voting shares or 35.4% of our common stock as of October 31, 2008, intend to vote FOR approval of the Amendment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY GIVE THEIR WRITTEN CONSENT IN FAVOR OF THE ARTICLES AMENDMENT.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 3

                               AMENDMENT TO BYLAWS


         As described in the accompanying CONSENT SOLICITATION STATEMENT, the Company proposes to amend its Bylaws (the "Bylaws Amendment") in order to increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7) (the "Bylaws Amendment").

         The Board of Directors of the Company approves of implementing the Bylaws Amendment because the Board of Directors believes that increasing the size of the Company's Board of Directors is necessary to allow the Company to add additional advisors to the Board of Directors, including advisors who are independent as defined in Rule 4200 of Financial Industry Regulatory Authority's listing standards.

         The Company is not expected to experience a tax consequence as a result of the Bylaws Amendment.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Approval of the Bylaws Amendment requires the affirmative written consent of shareholders holding at least a majority of the Company's outstanding common stock. The directors and executive officers of the Company, holding an aggregate of 88,539,955 voting shares or 35.4% of our common stock as of October 31, 2008, intend to vote FOR approval of the Amendment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY GIVE THEIR WRITTEN CONSENT IN FAVOR OF THE BYLAWS AMENDMENT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 31, 2008, by (i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group, and (iv) each person who beneficially owns more than five percent of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of October 31, 2008 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 248,924,052 outstanding shares of common stock. Except as otherwise listed below, the address of each person is c/o Imaging 3, Inc., 3200 W. Valhalla Drive, Burbank, California 91505. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

     NAME AND POSITION OF
       BENEFICIAL OWNER                   SHARES BENEFICIALLY OWNED (1)
-------------------------------- -----------------------------------------------
                                      NUMBER                  PERCENT
-------------------------------- ------------------ ----------------------------

Dean Janes (includes shares
owned by wife, Michele Janes),
Chairman and Chief Executive
Officer (2)                         66,662,644                 26.6%

Xavier Aguilera, Director,
Chief Financial Officer,
Executive Vice President, and
Secretary                              200,000                    *

Christopher Sohn, Director,
President and Chief Operating
Officer                             23,000,000                  9.2%

All directors and executive
officers as a group (three
persons)                            89,862,644                 35.9%

-------------------------------- ------------------ ----------------------------
*Indicates beneficial ownership of less than 1%.

(1) Unless otherwise indicated and subject to applicable community property laws, to our knowledge each stockholder named in the table possesses sole voting and investment power with respect to all shares of common stock, except for those owned jointly with that person's spouse.

(2) The number of shares owned by Dean Janes includes 1,322,689 shares which Mr. Janes has the right to purchase from the Company at the same prices at which he sold the same number of shares in the open market from February 5, 2008 to October 31, 2008 pursuant to his program with the Company and UBS Financial Services. Mr. Janes has reinvested all net proceeds from those sales into the Company pursuant to a promissory note bearing no interest and payable on demand (the "Note"). The Company anticipates that Mr. Janes will eventually convert the principal amount of the Note into shares of the Company's common stock.

                             ADDITIONAL INFORMATION

         Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company's Form 10-KSB annual report and its Form 10-Q quarterly reports. Copies of the Company's Form 10-KSB for its fiscal year ending December 31, 2007, as well as the Company's Form 10-Q for the quarters ending March 31, 2008, June 30, 2008, and September 30 2008 are available upon request to: Dean Janes, Chief Executive Officer, Imaging3, Inc., 3200 W. Valhalla Drive, Burbank, California 91505.


                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Schedule 14A Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO DEAN JANES, CHIEF EXECUTIVE OFFICER OF THE COMPANY, AT IMAGING3, INC., 3200 W. VALHALLA DRIVE, BURBANK, CALIFORNIA 91505, TELEPHONE (818) 260-0930, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.

                                    EXHIBIT A
                               AMENDMENT TO BYLAWS

                                  AMENDMENT TO

                                     BYLAWS

                                       OF

                                 IMAGING3, INC.

                            A CALIFORNIA CORPORATION


         The following provision of the Bylaws of Imaging3, Inc. adopted on or about January [ ], 2009 (the "Bylaws") is hereby amended and restated (the "Amendment"):

         Article III, Section 2 of the Company's Bylaws is hereby amended and restated in its entirety as follows: "Number. The Corporation shall have no fewer than five (5) nor more than nine (9) directors. Initially the exact number of directors will be seven (7). The exact number of directors will be determined from time to time by resolution adopted by approval of the outstanding shares or by the affirmative vote of a majority of the Whole Board of Directors. Notwithstanding the foregoing, before the issuance of any shares and so long as the Corporation has only one shareholder, the number of directors may be one or two, and so long as the Corporation has two shareholders, the number may be two. As used in these Bylaws, the term "Whole Board" means the number of directors that the Corporation would have if there were no vacancies. After the issuance of shares, a bylaw specifying the changing of the maximum or minimum number of directors or changing from a variable to a fixed board or vice versa may be adopted only by approval of the outstanding shares. No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of his term of office."

         The Bylaws shall remain in effect as modified by this Amendment to the Bylaws (the "Amendment") except to the extent that the Bylaws contradict the Amendment, in which case this Amendment shall govern.

THIS IS TO CERTIFY:

         That I am the duly elected, qualified and acting Secretary of Imaging3, Inc., a California corporation (the "Company"), and that the foregoing Amendment to the Bylaws was validly adopted on January [ ], 2009 by written consent of the shareholders entitled to vote a majority of the outstanding capital stock of the Company.

         IN WITNESS WHEREOF, I have hereunto set my hand this [ ] day of January 2009.



                                            ---------------------------
                                            Xavier Aguilera, Secretary

                                    EXHIBIT B
                              AMENDMENT TO ARTICLES

                                  AMENDMENT TO

                            ARTICLES OF INCORPORATION

                                       OF

                                 IMAGING3, INC.


         The undersigned, Dean Janes and Xavier Aguilera, hereby certify that:

         1. They are the Chief Executive Officer and Secretary, respectively, of Imaging3, Inc., a California corporation (the "Corporation").

         2. The Articles of Incorporation of the Corporation are hereby amended as follows:

         Article IV is hereby amended and restated to read as follows:

         IV.: The Corporation is authorized to issue two classes of shares. One class of shares shall be designated as common stock, par value $0.001 per share, and the total number of common shares which this Corporation is authorized to issue is 750,000,000. The other class of shares shall be designated as preferred stock, par value $0.001 per share, and the total number of preferred shares which this Corporation is authorized to issue is 1,000,000. The preferred stock authorized by these Articles of Incorporation shall be issued in series. The Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series, and to fix the number of shares of any series.

         3. The foregoing Amendment to Articles of Incorporation has been duly approved by the Board of Directors.

         4. The foregoing Amendment to the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the Corporation entitled to vote was 248,924,052 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

         The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of their own knowledge.

Dated: January [  ], 2009


                                          -------------------------------------
                                          Dean Janes, Chief Executive Officer



                                          -------------------------------------
                                          Xavier Aguilera, Secretary

                WRITTEN CONSENT OF SHAREHOLDERS OF IMAGING3, INC.
   APPROVING AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS

      The undersigned shareholder(s) of Imaging 3, Inc. (the "Company") hereby:

|_| CONSENTS TO      |_| DOES NOT CONSENT TO     |_|   ABSTAINS WITH RESPECT TO

a proposal to amend ARTICLE IV of the Company's Articles of Incorporation to effect an increase in the number of shares of the Company's authorized common stock from 500,000,000 to 750,000,000 shares, par value $0.001 per share (the "Common Stock Articles Amendment") as described in the accompanying Consent Solicitation Statement of the Company dated December 10, 2008.

|_| CONSENTS TO      |_| DOES NOT CONSENT TO     |_|   ABSTAINS WITH RESPECT TO

a proposal to amend ARTICLE IV of the Company's Articles of Incorporation to effect the authorization of 1,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock Articles Amendment") as described in the accompanying Consent Solicitation Statement of the Company dated December 10, 2008.

|_| CONSENTS TO      |_| DOES NOT CONSENT TO     |_|   ABSTAINS WITH RESPECT TO

a proposal to amend Article III, Section 2 of the Company's Bylaws to effect such action (the "Bylaws Amendment") as described in the accompanying Consent Solicitation Statement of the Company dated December 10, 2008.

      By signing this written consent, a shareholder of the Company shall be deemed to have voted all shares of the Company's common stock which he or she is entitled to vote in accordance with the specifications made above, with respect to the Common Stock Articles Amendment, Preferred Stock Articles Amendment, and Bylaws Amendment described above. IF A SHAREHOLDER SIGNS AND RETURNS THIS WRITTEN CONSENT, BUT DOES NOT INDICATE THEREON THE MANNER IN WHICH HE OR SHE WISHES HIS OR HER SHARES TO BE VOTED WITH RESPECT TO THE PROPOSAL DESCRIBED ABOVE, THEN SUCH SHAREHOLDER WILL BE DEEMED TO HAVE GIVEN HIS OR HER AFFIRMATIVE WRITTEN CONSENT IN FAVOR OF APPROVAL OF THE COMMON STOCK ARTICLE AMENDMENT, PREFERRED STOCK ARTICLES AMENDMENT, AND BYLAWS AMENDMENT.

      THIS WRITTEN CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THIS WRITTEN CONSENT MAY BE REVOKED AT ANY TIME PRIOR TO JANUARY 14, 2009 BY FILING A WRITTEN INSTRUMENT REVOKING THE CONSENT WITH THE COMPANY'S SECRETARY.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU GIVE YOUR AFFIRMATIVE WRITTEN CONSENT IN FAVOR OF APPROVAL OF THE COMMON STOCK ARTICLES AMENDMENT, PREFERRED STOCK ARTICLES AMENDMENT, AND BYLAWS AMEMDMENT.


                                    ___________________________________________
                                    (Number of Shares)

                                    Date:______________________________________

                                    ___________________________________________
                                    (Please Print Name)

                                    ___________________________________________
                                    (Signature of Shareholder)

                                    ___________________________________________
                                    (Please Print Name)

                                    ___________________________________________
                                    (Signature of Shareholder)

                                    (Please date this written  consent and sign
                                    your  name  as  it  appears on  your  stock
                                    certificate.   Executors,   administrators,
                                    trustees,   etc.,  should give  their  full
                                    titles. All joint owners should sign.)


                    PLEASE COMPLETE AND RETURN TO THE COMPANY
        -----------------------------------------------------------------
                              BY JANUARY 14, 2009.